Titan Machinery Investor Day December 12, 2017

Agenda • Our Growth Journey – David Meyer, CEO • Our Execution Model – BJ Knutson, COO • Our CX Advantage – Jeff Bowman, CXO • Our Financial Foundation – Mark Kalvoda, CFO 2

Legal Disclaimers Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the federal securities laws. Statements about our beliefs and expectations and statements containing the words “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “intend” and similar expressions may constitute forward-looking statements. Except for historical information contained herein, the statements in this presentation are forward-looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements made herein, which include statements regarding Agriculture, Construction and International segment performance expectations, inventory levels, agricultural and macro-economic trends, effects of cost-cutting measures and realignment initiatives, rental fleet size, the balance sheet effects of our cash flow from operations, modeling assumptions, projections regarding agricultural production legislation and changes to tax policy, and income, growth, operating expense, cash flow, and profitability expectations, and the expected results of operations for the fiscal year ending January 31, 2017, involve known and unknown risks and uncertainties that may cause Titan Machinery’s actual results in current or future periods to differ materially from forecasted results. The Company’s risks and uncertainties include, among other things, a substantial dependence on a single distributor, the continued availability of organic growth and acquisition opportunities, potential difficulties integrating acquired stores, industry supply levels, fluctuating agriculture and construction industry economic conditions, the success of recently implemented performance improvement initiatives, the uncertainty and fluctuating conditions in the capital and credit markets, difficulties in conducting international operations, governmental agriculture policies, seasonal fluctuations, climate conditions, disruption in receiving ample inventory financing, the success of our inventory efforts and increased competition in the geographic areas served. These and other risks are more fully described in Titan Machinery’s filings with the Securities and Exchange Commission, including the Company’s most recently filed Annual Report on Form 10-K. Titan Machinery conducts its business in a highly competitive and rapidly changing environment. Accordingly, new risk factors may arise. It is not possible for management to predict all such risk factors, nor to assess the impact of all such risk factors on Titan Machinery’s business or the extent to which any individual risk factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Except as required by applicable law, Titan Machinery disclaims any obligation to update such factors or to publicly announce results of revisions to any of the forward-looking statements contained herein to reflect future events or developments. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Non-GAAP Financial Measures Within this presentation, the Company makes reference to certain adjusted financial measures, which have directly comparable GAAP financial measures. These adjusted measures are provided so that investors have the same financial data that management uses with the belief that it will assist the investment community in properly assessing the underlying performance of the Company for the periods being reported. The presentation of this additional information is not meant to be considered a substitute for, or superior to, measures prepared in accordance with GAAP. Investors are encouraged to review the reconciliations of adjusted financial measures used in this presentation to their most directly comparable GAAP financial measures as provided with the Non-GAAP Reconciliation Tables provided in this presentation. Industry Information Information regarding market and industry statistics contained in this presentation is based on information available to us that we believe is accurate. 3

David Meyer Chairman & CEO 4

Serving Customers Who Feed & Build Our World • Population growth driven by developing countries • Continued urbanization and infrastructure build-out • Growing middle class with demand for improved diet 5

Productivity Imperative • 2X output by 2050 • Productivity growth/gap • Mechanize & modernize • Growing scale of farms Source: Global Harvest Initiative, 2016 GAP Report 6

The Growing Role of Our Dealership • Purchase – An expanding set of machine & purchase options • Operation – Real-time machine control & data-driven optimization • Support – Increasingly complex components, systems & controls • Performance – Partnership for farm & jobsite profitability & growth 7

Our Strong Partnership with CNH Industrial • Product innovation legacy and ongoing focus • Global manufacturer with local field support • Strong Ag and Construction brands • A shared commitment to customer success and growth 8

Key Advantages of Our Public Structure • Capital – Access & Permanence • Management – Talent & Continuity • Succession – Stability & Longevity 9

1980 Today2000 2002-2003 2007 2009 2011 2013 Industry Leadership 1st Construction Stores 1 st International Stores $1B Revenue $2B RevenueIPO: TITNIncorporated 1989 1st Acquisition Capitalization 95 Stores Consolidation Growth Improvement E&Y Entrepreneur of Year & VC Awards Titan Growth Milestones 10

Ongoing Success Built on: • Commitment to CUSTOMERS • Strength of OUR TEAM • Focus on GROWTH 11

BJ Knutson Chief Operating Officer 12

Our Business Model: Delivering and Capturing Value to Create Sustainable Growth • Customer o Markets o Solutions o Experience • Team o Process & Resources o People o Partners • Growth o Profitability o Market Share o Stakeholder Returns 13

12% 61% 27% 66% 19% 10% 5% Equipment Construction Agriculture Parts Service Rental FY17 Revenue by Segment FY17 Revenue by Source International Territory Snapshot • Contiguous network of 75 NA stores:  Highly productive farming region Vast construction footprint from Canada to Mexico • International footprint of 20 stores in Eastern Europe • Management depth, expertise & systems to support growth • Expert Team model that supports scale & customer focus 14

Agriculture Segment Growth Drivers • Long-term economic factors  Long-term growth in net farm income  Improving diets in developing markets • Compelling ROI for equipment purchases • Titan’s scale supports market share growth  New technologies require sophisticated dealer support  Capacity & capability leveraged across extensive network of stores • Dealer consolidation continues Would you consider selling your dealership in the next 3-5 years? Yes 46% Maybe 28% No 26% 1825 1522 1100 650573 1132 139 222 0 500 1000 1500 2000 CNH/NH John Deere Kubota AGCO Total Stores Stores in Groups > 4 Average Annual Net Farm Income 1980-2020(1) Large Equipment Dealer Groups by Brand in North America(2) Ag Dealer Industry Study(3) 15

Construction Segment Growth Drivers • Energy industry in Titan footprint: Oil (ND 2nd), natural gas, coal • Construction activity in residential, commercial and infrastructure • Equipment used in Ag applications • Leverage of Rental business operating within retail stores • Machine control systems potential to maximize production Source: U.S. Energy Information Administration Crude Oil Production – January 2017 Source: FMI Construction Outlook, Q1 2017. Figures represent spending in current US Dollars. Residential Non-Residential Non-building Structures 0 200 400 600 800 1000 1200 1400 1600 U.S. Construction Spending 0 100 200 300 400 500 600 700 800 900 1000 1100 AZ CO IA MN MT NE NM ND SD WI WY 2017 Forecast $3.9B 2018 Forecast $4.1B Rental Market Forecast CE & Industrial Equipment 16

Eastern European Growth Opportunities Leveraging Our Core Capabilities • Climate, soils, and crops similar to Titan NA footprint • Titan can provide NA machine technology to region • Progressively higher level of product support required • Customer need for precision technology rapidly increasing 17

“I talk to other farmers about the service they get.” “…the machines are becoming more complex and more things that, as a farmer, I’m unable to fix, because everything is electronic and computer controlled.” “Constantly keeping in touch is the biggest thing. Make sure you stay in touch to our needs and don’t just give lip service. Be proactive.” “Every one of these machines today, even the tractors, have precision ag equipment on it, but particularly the combines and the sprayers, you can’t run anything without them.” “Sooner or later, you're going to break down or have downtime, and it's all up to the dealer to get things going as quick as they can.” 18

Store Consolidation • Store Consolidation is a long-term trend in our Industry • Leverage state-of-the-art service facilities, service technicians, parts availability, precision farming and other expertise across an area instead of relying on a single store • Increased field service coverage, added parts drop locations, and provided other incentives to retain customers 19

Expert Team Operating Structure • Leveraging more experienced management with functional expertise across our footprint and industries • Centralizing key support functions to achieve better efficiency and consistency • Freeing up local store team to focus more on customer-facing sales and support activities and delivering a premium customer experience • Our team is working together across functions and locations like never before to serve customers and improve our execution 20

Strong Partners That Perform for Our Customers 21

Jeff Bowman Chief Experience Officer 22

Powerful and reliable equipment, with the most productive technology, supported by our dedicated and expert team, helping customers simplify their work and grow. Strong brands, company, equipment, solutions… Leading technology, precision, productivity… Unsurpassed commitment, expertise, teamwork… Best customer experience, simplicity, growth… 23

The Moments Multiplier Multiplying Our Moments  Better – Connect and Perfect  More – Integrate and Automate  New – Inputs and Outcomes Customer Moments  Customer Experience  Brand Loyalty Understanding Customers*  Priority Initiatives  Success Factors  Perceived Barriers  Buyer’s Journey  Decision Criteria *Source: Buyer Persona Institute 24

From Dirt to Decisions: Unearthing the Value Relationship Supplier Consultant Partner Trigger Transaction Interaction Operation Detection React Monitor Predict Action Report Prescribe Decide 25

Creating New Value Beyond the Iron • B2B eCommerce – Predict & personalize with a 360° view • Co-Equipment Management – Facilitate end-to-end process • Expanded Precision Solutions – Optimize across all data streams • Farm/Jobsite Management – Integrated workflow, insights & tools 26

Title One Customer One Titan One Moment Anticipate customer needs based on a data-driven view of transactions, interactions and operations Deliver proactive solutions that improve productivity and profitability and simplify customer workflow Leverage scale and expertise across Titan’s network to provide premium support and CX Titan Moments: Bringing Titan’s power and precision to customers in each moment to drive business growth 27

Mark Kalvoda Chief Financial Officer 28

Persistent Market Conditions Dampening Demand… • Agriculture – Low commodity prices following record high equipment purchases • Construction – Footprint impacted by reduced oil activity and Ag downturn • International – Geopolitical challenges in Ukraine $2.2 $1.9 $1.4 $1.2 $1.2 FY'14 FY'15 FY'16 FY'17 FY'18 E Revenues FY14 - FY18E (in billions) …Requires implementing structural changes 0 20 40 60 80 100 120 Feb-13 Feb-14 Feb-15 Feb-16 Feb-17 Indexed Commodity Prices Corn Soybean Oil 29

Operating Expenses Aligned to Market Conditions • Reduced by 28% or $80 million from FY14 to FY17 • Restructuring optimizing store coverage against costs • All efforts focusing on customer service • Absorption rates demonstrating consistent improvement 65% 70% 75% 80% $150 $200 $250 $300 FY14 FY15 FY16 FY17 FY18 (LTM) Operating Expense Operating Expenses Absorption Rate 40% 50% 60% 70% 80% 90% 100% 1Q 2Q 3Q 4Q Quarterly Absorption Rates(1) FY14 FY15 FY16 FY17 FY18 (1) 30

• Nearly 60% reduction in equipment inventory* • Freeing up cash for alternative use • Driving margin expansion and reduced carrying costs • Near-term goal of ~2x turns with a path toward ~3x *Includes amounts classified as Held for Sale as of 1/31/15 Inventory Reduction Resulting in Greater Balance Sheet Efficiency 31

Utilizing Cash to Strengthen Our Balance Sheet • $750M debt/liability reduction since FY14 driving significant balance sheet improvement • Positioned well to fund future capital needs 32

• Improved Inventory Position o Resulting in improved equipment margins o Lower floorplan/interest expense • Expense reductions o Structural reductions allow for operating leverage when revenues recover • Path toward improved EPS exclusive of acquisitions TODAY FUTURE * *Exclusive of the charges associated with our restructuring activities in fiscal 2018. * Current Modeling Assumptions Historical Equip Margins & Current Expense Structure Normal Market Conditions $(0.15-0.25) $0.50 $2.00 (0.5)% 1.5% 5.0% $1.2 Billion $1.2 Billion $1.5 Billion Foundation in Place for Improved Profitability 33

Early Signs of Earnings Recovery • Stabilizing revenues • Improving equipment margins • Reduction in operating and interest expense (in millions of dollars, except per share) Q3 FY2018 Q3 FY2017 Change Total Revenue $330.3 $332.3 -0.6% Gross Profit Margin 18.6% 17.6% +100 bps Operating Expense Margin 15.2% 16.0% +80 bps Floorplan & Other Interest Expense Margin 1.2% 1.6% +40bps Adjusted Diluted EPS(2) $0.20 $(0.01) $+0.21 34

Capital Allocation Debt Retirement Continue de-levering convertible debt and floorplan payables CAPEX and Working Capital Flexibility New & Existing Dealerships Opportunistic increases in working capital needs Strategic M&A Availability for selective acquisitions and new store openings 35

Titan Machinery is Well Positioned for Future Growth • Structural improvements drive greater profitability at all levels of demand • Continuous improvement efforts enable future operating leverage as revenues recover • Balance sheet strength positions us for smart selective acquisitions, new store openings, and current footprint investments 36

Our Next Ten Years • New Frontiers in Innovation • Further Consolidation • Expanded Service Opportunities

Q&A

Appendix

Presentation Footnotes _______________________________________ (1) Absorption is calculated in a given period by dividing our gross profit from sales of parts, service and rental fleet activity (described as "Gross Profit on Recurring Revenue" when used in reference to absorption discussions) for the period by the difference between (i) our operating expenses (including interest on floorplan payable and rental fleet debt balances) and (ii) our variable expense of sales commissions on equipment sales and incentive compensation in the same period (such difference described as "Fixed Operating Expenses" when used in reference to Absorption discussions). (2) Adjusted Diluted EPS is a non-GAAP financial measure which has a directly comparable GAAP financial measure. The following slide provides a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure. This non-GAAP financial measure is not meant to be considered a substitute for, or superior to, measures prepared in accordance with GAAP.

Non-GAAP Reconciliation Tables (continued) 42